                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2006
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          0-19907                48-1109495
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

     224 East Douglas, Suite 700, Wichita, KS                        67202
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     (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 1, 2006 Lone Star Steakhouse & Saloon, Inc., a Delaware
corporation (the "Company") announced its preliminary unaudited operating results for the twelve week first quarter ended March 21, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

         The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                Exhibits
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           99.1                     Press Release dated May 1, 2006.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LONE STAR STEAKHOUSE & SALOON, INC.

Dated: May 1, 2006                          By: /s/ John D. White
                                                ---------------------------------
                                                Name:  John D. White
                                                Title: Executive Vice President